UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
______________________________________________
Current Report
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
May 29, 2024
______________________________________________
MATTEL, INC.
(Exact name of registrant as specified in its charter)
 ______________________________________________

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
333 Continental Boulevard
El Segundo, California 90245-5012
(Address of principal executive offices)
Registrant's telephone number, including area code
(310) 252-2000
N/A
(Former name or former address, if changed since last report)
  ______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 per share	MAT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.    ☐
Section 5 – Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
On May 29, 2024, at the annual meeting of stockholders (the "2024 Annual Meeting") of Mattel, Inc. ("Mattel"), Mattel's
stockholders approved the amendment and restatement of the Mattel, Inc. Amended and Restated 2010 Equity and Long-Term
Compensation Plan (the "2024 Amendment and Restatement"). The 2024 Amendment and Restatement, effective May 29,
2024, amends the Mattel, Inc. Amended and Restated 2010 Equity and Long-Term Compensation Plan (as amended, the
"Plan").
Under the 2024 Amendment and Restatement, the only change to the Plan is to extend the termination date of the Plan to March
21, 2034. The Plan, including the 2024 Amendment and Restatement, is described in more detail in Mattel's Definitive Proxy
Statement on Schedule 14A, as filed with the Securities and Exchange Commission on April 17, 2024 (the "Proxy Statement").
The foregoing summary description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit 10.1.
Item  5.07. Submission of Matters to a Vote of Security Holders.
The 2024 Annual Meeting was held on May 29, 2024.
All of the nominees for director listed in Proposal 1 in the Proxy Statement were elected by a majority of the votes cast, as follows:

Name of Nominee	Votes Cast "FOR"	Votes Cast "AGAINST"	Abstentions	Broker Non-Votes
Adriana Cisneros	302,144,499	3,390,525	212,713	16,823,830
Diana Ferguson	302,512,762	3,093,105	141,870	16,823,830
Julius Genachowski	302,358,341	3,206,622	182,774	16,823,830
Prof. Noreena Hertz	299,418,836	6,172,011	156,890	16,823,830
Ynon Kreiz	297,557,876	7,962,785	227,076	16,823,830
Soren Laursen	304,181,079	1,423,017	143,641	16,823,830
Roger Lynch	303,250,254	2,241,244	256,239	16,823,830
Dominic Ng	302,697,360	2,894,757	155,620	16,823,830
Dr. Judy Olian	301,215,388	4,389,537	142,812	16,823,830
Dawn Ostroff	303,802,646	1,793,970	151,121	16,823,830
Proposal 2, a proposal to ratify the selection of PricewaterhouseCoopers LLP as Mattel's independent registered public accounting firm for the year ending December 31, 2024, was approved by the following vote:

Votes Cast "FOR"	Votes Cast "AGAINST"	Abstentions	Broker Non-Votes
317,286,423	4,984,369	300,775	N/A
Proposal 3, a proposal to approve, on a non-binding, advisory basis, the compensation of Mattel's named executive officers, was approved by the following vote:

Votes Cast "FOR"	Votes Cast "AGAINST"	Abstentions	Broker Non-Votes
298,572,260	6,883,601	291,876	16,823,830
Proposal 4, a proposal to approve the 2024 Amendment and Restatement, was approved by the following vote:

Votes Cast "FOR"	Votes Cast "AGAINST"	Abstentions	Broker Non-Votes
266,832,715	38,606,480	308,542	16,823,830
Proposal 5, a stockholder proposal requesting additional disclosure regarding political contributions and expenditures, was not approved by the following vote:

Votes Cast "FOR"	Votes Cast "AGAINST"	Abstentions	Broker Non-Votes
26,259,960	278,254,674	1,233,103	16,823,830
Section 8 – Other Events
Item 8.01 Other Events.
Effective as of May 29, 2024, Roger Lynch has been elected by Mattel's Board of Directors to serve as Mattel's Independent
Lead Director.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Exhibit Description
10.1	Mattel, Inc. Amended and Restated 2010 Equity and Long-Term Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ Jonathan Anschell
	Name:	Jonathan Anschell
	Title:	Executive Vice President, Chief Legal Officer, and Secretary
Dated: June 4, 2024